UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):        February 14, 2019

U.S. Xpress Enterprises, Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or Other Jurisdiction of Incorporation)

001-38528	62-1378182
(Commission File Number)	(I.R.S. Employer Identification No.)

4080 Jenkins Road
Chattanooga, Tennessee	37421
(Address of Principal Executive Offices)	(Zip Code)

(423) 510-3000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐  Emerging growth company
☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standard provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01	Other Events.

On February 14, 2019, Eric Fuller, Chief Executive Officer and President of U.S. Xpress Enterprises, Inc., a Nevada corporation (the “Company”), adopted a written trading plan in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, and the Company's policies regarding stock transactions (the "10b5-1 Plan") to effect the orderly sale of approximately 75,000 shares, or 2.9% of his beneficial Company stock holdings, under the 10b5-1 Plan.

In accordance with Rule 10b5-1, Mr. Fuller will have no discretion over sales under the 10b5-1 Plan. Because the sales under the 10b5-1 Plan are subject to certain market pricing parameters and trading limitations, there is no guarantee as to the exact number of shares that will be sold under the 10b5-1 Plan, or that there will be any sales pursuant to the 10b5-1 Plan.

Any transactions made under the 10b5-1 Plan will be reported to the Securities and Exchange Commission in accordance with applicable securities laws, rules, and regulations. Except as may be so required, neither the Company nor Mr. Fuller undertake any obligation to update or report any modification, termination, or other activity under the 10b5-1 Plan or any other plan that may be adopted by other officers or directors of the Company.

Certain statements in this Form 8-K may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are subject to the safe harbor created by those sections and the Private Securities Litigation Reform Act of 1995, as amended. Such statements may be identified by their use of terms or phrases such as "expects," "estimates," "projects," "believes," "anticipates," "plans," "intends," "outlook," and similar terms and phrases. Forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, which could cause future events and actual results to differ materially from those set forth in, contemplated by, or underlying the forward-looking statements. In this Form 8-K, the statements relating to sales under the 10b5-1 Plan are forward-looking statements. The following factors, among others, could cause actual results to differ materially from those in the forward-looking statements: the risks related to the market for the Company's Class A common stock. Readers should review and consider these factors along with the various disclosures by the Company in its press releases, stockholder reports, and filings with the Securities and Exchange Commission. We disclaim any obligation to update or revise any forward-looking statements to reflect actual results or changes in the factors affecting the forward-looking information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. Xpress Enterprises, Inc.
(Registrant)

Date: February 15, 2019	By:	/s/ Eric A. Peterson
Eric A. Peterson
Chief Financial Officer, Treasurer, and Secretary